
A
A

A-A (1 : 1)


69,01
20,00
17,00
Ø1,00
S
N
S
N
S
N
S
S
19,00
13,54
74,96
89,00



All dimensions in mm
All edge are chamfer 0.5mm 45°
All tolerance are +- 0.02mm
Surface quality 1.6 μ
Bearing fits H6 h6

Material:	Units:	
	Date	Name
Drawn	05/05/2013	chapo
Checked		
Standard		

State	Changes	Date	Name

w tool holder

1

A4